Exhibit 10.25

This is a legally binding contract.  It has been prepared by the Utah Association of REALTORS® for the use of its members only, in their transactions with clients and customers.  Parties to this Commercial Real Estate Contract (“Contract”) may agree, in writing, to alter or delete provisions of this Contract.  Seek advice from your attorney or tax advisor before entering into a binding contract.

EARNEST MONEY RECEIPT

On this 5/1/15 (“Offer Reference Date”) World Mission Society Church of God (“Buyer”) offers to purchase from BSD Medical Corporation (“Seller”) the Property described below and hereby delivers to the Brokerage or Title/Escrow Company, as Earnest Money, the amount of $5,000.00 in the form of Check which, upon Acceptance of this offer by all parties (as defined in Section 23), shall be deposited in accordance with state law.

Brokerage or Title/Escrow Company Windermere Real Estate-Utah (Salt Lake Branch) Address 1240 East 2100 South 600

Received by:		on
	(Signature above acknowledges receipt of Earnest Money)		(Date)

OFFER TO PURCHASE

1. PROPERTY (General Description):  Freestanding 20,154 SF Office Building situated on 1.24 Acres

Address 2188 W 2200 S City West Valley

County Salt Lake State of Utah, ZIP 84119

County Tax I.D. # 15-22-102-017 (the “Property”)

For a legal description (Check Applicable Box):  [ ] SEE ADDENDUM # _____________ [X] COMMITMENT FOR TITLE INSURANCE as provided in Section 7(b).

1.1 INCLUDED ITEMS:  Unless excluded herein, this sale includes all fixtures presently attached to the Property.  The following personal property shall also be included in this sale and conveyed under separate Bill of Sale with warranties as to title:

1.2 Excluded Items.  These items are excluded from this sale:

2. PURCHASE PRICE.  The Purchase Price for the Property is $1,000,000.00

The Purchase Price will be paid as follows:

$5,000.00	(a) Earnest Money Deposit.
$700,000.00
(b) New Loan.  Buyer will apply for one or more of the following loans:  [X] Conventional [  ] SBA [ ] Other (specify) ____________________________ Buyer shall have the right to approve the terms and conditions of the new loan as provided in Section 8(f).

$	(c) Loan Assumption Addendum (see attached Assumption Addendum if applicable)
$	(d) Seller Financing (see attached Seller Financing Addendum if applicable)
$	(e) Other (specify) ____________________________________________________________
$295,000.00	(f) Balance of Purchase Price in Cash at Settlement

$1.000,000.00	PURCHASE PRICE. Total of lines (a) through (f)

3. SETTLEMENT AND CLOSING.  Settlement shall take place on the Settlement Deadline referenced in Section 24(c), or on a date upon which Buyer and Seller agree in writing.  “Settlement” shall occur only when all of the following have been completed:  (a) Buyer and Seller have signed and delivered to each other or to the escrow/closing office all documents required by this Contract, by the lender, by written escrow instructions or by applicable law; (b) any monies required to be paid by Buyer under these documents (except for the proceeds of any new loan) have been delivered by Buyer to Seller or to the escrow/closing office in the form of collected or cleared funds; and (c) any monies required to be paid by Seller under these documents have been delivered by Seller to Buyer or to the escrow/closing office in the form of collected or cleared funds.  Seller and Buyer shall each pay one-half (1/2) of the fee charged by the escrow/closing office for its services in the settlement/closing process.  Taxes and assessments for the current year, rents, and interest on assumed obligations shall be prorated at Settlement as set forth in this Section.  Tenant deposits (including, but not limited to, security deposits and prepaid rents) shall be paid or credited by Seller to Buyer at Settlement, Prorations set forth in this Section shall be made as of the Settlement Deadline date referenced in Section 24(c), unless otherwise agreed to in writing by the parties.  Such writing could include the settlement statement.  For purposes of this Contract, “Closing” means that (i) Settlement has been completed; (ii) the proceeds of any new loan have been delivered by the lender to Seller or to the escrow/closing office; and (iii) the applicable Closing documents have been recorded in the office of the county recorder.

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4. POSSESSION.  Seller shall deliver physical possession to Buyer within:  [  ] _______ HOURS AFTER CLOSING; [  ] _______________ DAYS AFTER CLOSING; [X] OTHER (SPECIFY) See Addendum 1

Any rental of the Property prior to or after Closing, between Buyer and Seller, shall be by separate written agreement.

5. CONFIRMATION OF BROKERAGE FEES & AGENCY DISCLOSURE.  Buyer and Seller acknowledge prior receipt of written agency disclosure provided by their respective Buyer’s Agent or Seller’s Agent that has disclosed the agency relationships that are confirmed below.  Buyer and Seller further acknowledge that Brokerage Fees due as a result of this transaction are being paid based upon the terms of a separate written agreement.  At the signing of this Contract:

Seller’s Agent, Brett Curtis represents [X] Seller [  ] Buyer [  ] both Buyer and Seller as a Limited Agent;

Seller’s Brokerage, International Commercial Properties represents [X] Seller [  ] Buyer [  ] both Buyer and Seller as a Limited Agent;

Buyer’s Agent, Jonah Hornsby represents [  ] Seller [X] Buyer [  ] both Buyer and Seller as a Limited Agent;

Buyer’s Brokerage, Windermere Real Estate-Utah (Salt Lake Branch) represents [  ] Seller [X] Buyer [  ] both Buyer and Seller as a Limited Agent;

6. TITLE TO PROPERTY & TITLE INSURANCE

(a)
Seller represents that Seller has fee simple title to the Property and will convey good and marketable title to Buyer at Closing by:  [X] GENERAL WARRANTY DEED [  ] SPECIAL WARRANTY DEED, free of financial encumbrances except as provided under Section 10.1.

(b)
At Settlement, Seller agrees to pay for a standard-coverage owner’s policy of title insurance insuring Buyer in the amount of the Purchase Price.  The title policy shall conform with Seller’s obligations under Section 10.1 and with the Commitment for Title Insurance as agreed to by Buyer under Section 8.

(c)
[  ] BUYER ELECTS TO OBTAIN A FULL-COVERAGE EXTENDED ALTA POLICY OF TITLE INSURANCE.  The cost of this coverage (including the ALTA survey), above that of the standard-coverage Owners policy, shall be paid for at Settlement by:  [  ] BUYER [  ] SELLER [  ] OTHER .

7. SELLER DISCLOSURES.  No later than the Seller Disclosure Deadline referenced in Section 24(a), Seller shall provide to Buyer the following documents which are collectively referred to as the “Seller Disclosures”:

(a)	a Seller property condition disclosure for the Property, signed and dated by Seller;

(b)	a Commitment for Title Insurance on the Property,

(c)	a copy of all leases and rental agreements now in effect with regard to the Property together with a current rent roll;

(d)	operating statements of the Property for its last 2 full fiscal years of operation plus the current fiscal year through 04/30/2015 certified by the Seller or by an independent auditor;

(e)
copies in Seller’s possession, if any, of any studies and/or reports which have previously been done on the Property, including without limitation, environmental reports, soils studies, site plans and surveys;

(f)	written notice of any claims and/or conditions known to Seller relating to environmental problems and building or zoning code violations; and

(g)	Other (specify)

8. BUYER’S RIGHT TO CANCEL BASED ON BUYER’S DUE DILIGENCE.  Buyer’s obligation to purchase under this Contract (check applicable boxes):

(a)	[X] IS [ ] IS NOTconditioned upon Buyers approval of the content of all the Seller Disclosures referenced in Section 7;

(b)	[X] IS [ ] IS NOTconditioned upon Buyer’s approval of a physical condition inspection of the Property;

(c)	[X] IS [ ] IS NOTconditioned upon Buyers approval of a survey of the Property by a licensed surveyor (“Survey”);

(d)
[X] IS [  ] IS NOTconditioned upon Buyer’s approval of applicable federal, state and local governmental laws, ordinances and regulations affecting the Property, and any applicable deed restrictions and/or CC&R’s (covenants, conditions and restrictions) affecting the Property;

(e)	[X] IS [ ] IS NOTconditioned upon the Property appraising for not less than the Purchase Price.

Page 2 of 6	Buyer’s Initials __JAE__	Date 5/14/2015	Seller’s Initials __WSB_	Date_5/5/2015

(f)	[X] IS [ ] IS NOTconditioned upon Buyer’s approval of the terms and conditions of any mortgage financing referenced in Section 2.

(g)	[ ] IS [ ] IS NOTconditioned upon Buyers approval of the following tests and evaluations of the Property. (specify)

If any of the items 8(a) through 8(g) are checked in the affirmative, then Sections 8.1, 8.2, 8.3 and 8.4 apply; otherwise, they do not apply.  The items checked in the affirmative above are collectively referred to as “Buyers Due Diligence.”  Unless otherwise provided in this Contract, the Buyer’s Due Diligence shall be paid for by Buyer and shall be conducted by individuals or entities of Buyers choice.  Buyer shall conduct Buyer’s Due Diligence in such manner as not to unreasonably disrupt the activities and business of Seller, and shall indemnify Seller and hold Seller harmless from and against any and all liability, claim, or damages which arise from, is caused by, or is in any manner connected with Buyer’s Due Diligence, including without limitation, claims for payment for inspection services, claims for mechanics liens, and physical damage to the Property.  Seller agrees to cooperate with Buyer’s Due Diligence and with a site inspection under Section 11.

8.1 Due Diligence Deadline.  No later than the Due Diligence Deadline referenced in Section 24(b) Buyer shall:  (a) complete all of Buyer’s Due Diligence; and (b) determine if the results of the Buyer’s Due Diligence are acceptable to Buyer.

8.2 Right to Cancel or Object.  If Buyer, in Buyers sole discretion, determines that the results of the Buyers Due Diligence are unacceptable, Buyer may, no later than the Due Diligence Deadline, either:  (a) cancel this Contract by providing written notice to Seller, whereupon the Earnest Money Deposit shall be released to Buyer; or (b) provide Seller with written notice of objections.

8.3 Failure to Respond.  If by the expiration of the Due Diligence Deadline, Buyer does not:  (a) cancel this Contract as provided in Section 8.2; or (b) deliver a written objection to Seller regarding the Buyer’s Due Diligence, the results of the Buyers Due Diligence shall be deemed approved by Buyer; and the contingencies referenced in Sections 8(a) through 8(g), including but not limited to, any financing contingency, shall be deemed waived by Buyer.

8.4 Response by Seller.  If Buyer provides written objections to Seller, Buyer and Seller shall have 7 CALENDAR DAYS after Seller’s receipt of Buyer’s objections (the “Response Period”) in which to agree in writing upon the manner of resolving Buyer’s objections.  Except as provided in Section 10, Seller may, but shall not be required to, resolve Buyer’s objections.  If Buyer and Seller have not agreed in writing upon the manner of resolving Buyers objections, Buyer may cancel this Contract by providing written notice to Seller no later than THREE CALENDAR DAYS after expiration of the Response Period; whereupon the Earnest Money Deposit shall be released to Buyer.  If this Contract is not canceled by Buyer under this Section 8.4, Buyers objections shall be deemed waived by Buyer.  This waiver shall not affect those items warranted in Section 10.

9. ADDITIONAL TERMS.  There [X] ARE [  ] ARE NOT addenda to this Contract containing additional terms.  If there are, the terms of the following addenda are incorporated into this Contract by this reference:
[X] Addendum No. 1 [ Seller Financing Addendum [ ] Assumption Addendum [  ] Lead-Based Paint Disclosure & Acknowledgement

[ ] Other (specify):

10. SELLER’S WARRANTIES & REPRESENTATIONS.

10.1 Condition of Title.  Buyer agrees to accept title to the Property subject to the contents of the Commitment for Title Insurance as agreed to by Buyer under Section 8.  Buyer also agrees to take the Property subject to existing leases affecting the Property and not expiring prior to Closing.  Buyer agrees to be responsible for taxes, assessments, association fees and dues, utilities, and other services provided to the Property after Closing.  Except for any loan(s) specifically assumed by Buyer under Section 2, Seller will cause to be paid off by Closing all mortgages, trust deeds, judgments, mechanic’s liens, tax liens and warrants.  Seller will cause all assessments to be paid current by Closing.

10.2 Condition of Property.  Seller warrants that ON THE DATE SELLER DELIVERS PHYSICAL POSSESSION TO BUYER, the Property and improvements will be broom-clean and free of debris and personal belongings, and in the same general condition as they were on the date of Acceptance.

10.3 Other Seller Warranties.  Seller further warrants that, to the best of Seller’s knowledge, each of the following statements is true:  (a) the consummation of the transactions contemplated by this Contract will not constitute a default or result in the breach of any term or provision of any contract or agreement to which Seller is a party so as to adversely affect the consummation of such transactions; (b) there is no action, suit, legal proceeding or other proceeding pending or threatened against Seller and/or the Property which may adversely affect the transactions contemplated by this Contract, in any court or before any arbitrator of any kind or before or by any governmental body which may adversely affect the transactions contemplated by this Contract (c) all work which will be performed in, on or about the Property or materials furnished thereto which might in any circumstances give rise to a mechanic’s or materialman’s lien, will be paid and all necessary waivers of rights to a mechanic’s or materialman’s lien for such work will be obtained; (d) Seller has not received any written notice indicating that the Property is in violation of any Federal, State or local Environmental Law; (e) there are no Hazardous Substances on, under, or about the Property, nor has Seller undertaken, permitted, authorized or suffered, and will not undertake, permit, authorize or suffer the presence, use, manufacture, handling, generation, storage, treatment, discharge, release, burial or disposal on, under or about the Property, of any Hazardous Substances, or the transportation to or from the Property, of any Hazardous Substances.  As used herein, “Hazardous Substance” shall mean any substance, material or matter that may give rise to liability under any Federal, Slate, or local Environmental Laws; and (f) Seller is not a “foreign person” as that term is defined in Section 1445 of the U.S. Internal Revenue Code of 1986, as amended.  (In that regard, Seller shall deposit into Escrow, at or prior to Closing, an affidavit in such form as may be required by the U.S. Internal Revenue Service, setting forth Sellers full name, address and taxpayer identification number and stating under penalty of perjury that Seller is not a “foreign person” as so defined).

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11. FINAL PRE-CLOSING INSPECTION.  Before Settlement, Buyer may, upon reasonable notice and at a reasonable time, conduct a final pre-closing inspection of the Property to determine only that the Property is “as represented,” meaning that the items referenced In Sections 1.1, 8.4 and 10.2 and 10.3 (“the items”) are respectively present, repaired/changed as agreed, and in the warranted condition.  If the items are not as represented, Seller will, prior to Settlement, replace, correct or repair the items or, with the consent of Buyer (and Lender if applicable), escrow an amount at Settlement to provide for the same.  The failure to conduct a final pre-closing inspection or to claim that an item is not as represented, shall not constitute a waiver by Buyer of the right to receive, on the date of possession, the items as represented.

12. CHANGES DURING TRANSACTION.  Seller agrees that from the date of Acceptance until the date of Closing, Seller shall not, without the prior written consent of Buyer:  (a) make any changes in any existing leases; (b) enter into any new leases; (c) make any substantial alterations or improvements to the Property, or (d) incur any further financial encumbrances against the Property.

13. AUTHORITY OF SIGNERS.  If Buyer or Seller is a corporation, partnership, trust, estate, limited liability company or other entity, the person executing this Contract on its behalf warrants his or her authority to do so and to bind Buyer and Seller.  Seller further warrants that the execution and delivery of this Contract by Seller have been duly and validly authorized, and all requisite action has been taken to make this Contract binding upon Seller.

14. COMPLETE CONTRACTIASSIGNMENT.  This Contract together with its addenda, any attached exhibits, and Seller Disclosures, constitutes the entire Contract between the parties and supersedes and replaces any and all prior negotiations, representations, warranties, understandings or contracts between the parties.  This Contract cannot be changed except by written agreement of the parties.  This Contract [  ] SHALL [X] SHALL NOT be assignable by Buyer.  Except as so restricted, this Contract shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns of the parties.

15. MEDIATION.  Any dispute relating to this Contract that arises prior to or after Closing:
[X] SHALL

[  ]MAY AT THE OPTION OF THE PARTIES

first be submitted to mediation.  Mediation is a process in which the parties meet with an impartial person who helps to resolve the dispute informally and confidentially.  Mediators cannot impose binding decisions.  The parties to the dispute must agree before any settlement is binding.  The parties will jointly appoint an acceptable mediator and will share equally in the cost of such mediation.  The mediation, unless otherwise agreed, shall terminate in the event the entire dispute is not resolved THIRTY (30) CALENDAR DAYS from the date written notice requesting mediation is sent by one party to the other(s).  If mediation fails, the other procedures and remedies available under this Contract shall apply.  Nothing in this Section 15 shall prohibit any party from seeking emergency equitable relief pending mediation.

16. DEFAULT.  If Buyer defaults, Seller may elect either to retain the Earnest Money Deposit as liquidated damages, or to return it and sue Buyer to specifically enforce this Contract or pursue other remedies available at law.  If Seller defaults, in addition to return of the Earnest Money Deposit, Buyer may elect either to accept from Seller a sum equal to the Earnest Money Deposit as liquidated damages, or may sue Seller to specifically enforce this Contract or pursue other remedies available at law.

17. ATTORNEY FEES AND COSTS.  In the event of litigation or binding arbitration to enforce this Contract, the prevailing party shall be entitled to costs and reasonable attorney fees.  However, attorney fees shall not be awarded for participation in mediation under Section 15.

18. NOTICES.  Except as provided in Section 23, all notices required under this Contract must be:  (a) in writing; (b) signed by the party giving notice; and (c) received by the other party or the other party’s agent no later than the applicable date referenced in this Contract.

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19. ABROGATION.  Except for the provisions of Sections 8.4, 10.1, 10.3, 15 and 17 and any other express warranties made in this Contract, the provisions of this Contract shall not apply after Closing.

20. RISK OF LOSS.  All risk of loss to the Property, including physical damage or destruction to the Property or its improvements due to any cause except ordinary wear and tear and loss caused by a taking in eminent domain, shall be borne by Seller until Closing.

21. TIME IS OF THE ESSENCE.  Time is of the essence regarding the dates set forth in this Contract, Extensions must be agreed to in writing by all parties.  Unless otherwise explicitly stated in this Contract:  (a) performance under each Section of this Contract which references a date shall absolutely be required by 5:00 PM Mountain Time on the stated date; and (b) the term “days” shall mean calendar days and shall be counted beginning on the day following the event which triggers the timing requirement (i.e., Acceptance, etc.).  If the performance date falls on a Saturday, Sunday, State or Federal legal holiday, performance shall be required on the next business day.  Performance dates and times referenced herein shall not be binding upon title companies, lenders, appraisers and others not parties to this Contract, except as otherwise agreed to in writing by such non-party.

22. FAX TRANSMISSION AND COUNTERPARTS.  Facsimile (fax) transmission of a signed copy of this Contract, any addenda and counteroffers, and the retransmission of any signed fax shall be the same as delivery of an original.  This Contract and any addenda and counteroffers may be executed in counterparts.

23. ACCEPTANCE.  “Acceptance’ occurs when Seller or Buyer, responding to an offer or counteroffer of the other:  (a) signs the offer or counteroffer where noted to indicate acceptance; and (b) communicates to the other party or to the other party’s agent that the offer or counteroffer has been signed as required.

24. CONTRACT DEADLINES.  Buyer and Seller agree that the following deadlines shall apply to this Contract:

(a)	Seller Disclosure Deadline 20 Days After Acceptance (Date)

(b)	Due Diligence Deadline 60 Days After Acceptance (Date)

(c)	Settlement Deadline 70 Days After Acceptance (Date)

Page 5 of 6	Buyer’s Initials __JAE__	Date 5/14/2015	Seller’s Initials __WSB_	Date_5/5/2015

25. OFFER AND TIME FOR ACCEPTANCE.  Buyer offers to purchase the Property on the above terms and conditions.  If Seller does not accept this offer by:  6 : 00 [  ] AM [X] PM Mountain Time on 05/05/2015 (Date), this offer shah lapse; and the Brokerage or Title/Escrow Company shall return the Earnest Money Deposit to Buyer.

/s/Jae Ho Lee	5/4/2015
(Buyer’s Signature)	(Title, if any)	(Date)	(Buyer’s Signature)	(Title, if any)	(Date)

JAE HO LEE	19400 Valerio Street, Reseda, CA	91335
(Buyers’ Names) (PLEASE PRINT)	(Address)	(Zip Code)	(Phone)	(Fax)

510-213-5490
(Buyers’ Names) (PLEASE PRINT)	(Address)	(Zip Code)	(Phone)	(Fax)

ACCEPTANCE/COUNTEROFFERIREJECTION

CHECK ONE:

[  ] ACCEPTANCE OF OFFER TO PURCHASE:  Seller Accepts the foregoing offer on the terms and conditions specified above.

[X] COUNTEROFFER:  Seller presents for Buyer’s Acceptance the terms of Buyer’s offer subject to the exceptions or modifications as specified in the attached ADDENDUM NO. 2 (Two)

/s/William S. Barth	5/6/15	3:42 pm
(Seller’s Signature)	(Date)	(Time)	(Seller’s Signature)	(Date)	(Time)

PERSEON CORPORATION		2188 W 2200 S]	84119	801-972-5555
(Sellers’ Names) (PLEASE PRINT)		(Address)	(Zip Code)	(Phone)	(Fax)

(Sellers’ Names) (PLEASE PRINT)		(Address)	(Zip Code)	(Phone)	(Fax)

[  ] REJECTION:  Seller Rejects the foregoing offer.

(Seller’s Signature)	(Date)	(Time)	(Seller’s Signature)	(Date)	(Time)

******************************************************
DOCUMENT RECEIPT

State law requires Broker to furnish Buyer and Seller with copies of this Contract bearing all signatures (Fill in applicable section below.)

A.  I acknowledge receipt of a final copy of the foregoing Contract bearing all signatures

(Buyer’s Signature)	(Date)	(Buyer’s Signature)	(Date)

(Seller’s Signature)	(Date)	(Seller’s Signature)	(Date)

B.  I personally caused a final copy of the foregoing Contract bearing all signatures to be [  ] faxed [  ] mailed [  ] hand delivered on         postage prepaid, to the [  ] Seller [  ] Buyer.

Sent/Delivered by (specify)

This form is COPYRIGHTED by the UTAH ASSOCIATION OF REALTORS for use solely by its members.  Any unauthorized use, modification, copying or distribution without written consent is prohibited.  NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ADEQUACY OF ANY PROVISION OF THIS FORM IN ANY SPECIFIC TRANSACTION.  IF YOU DESIRE SPECIFIC LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.

COPYRIGHT(C) UTAH ASSOCIATION OF REALTORS® 1994 -- REVISED 10 13,04 ALL RIGHTS RESERVED UAR FORM 3

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THIS IS AN [X] ADDENDUM [  ] COUNTEROFFER to that REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Reference Date of 1st day of May, 2015 including all prior addenda and counteroffers, between World Mission Society Church of God as Buyer, and BSD Medical Corp as Seller, regarding the Property located at 2188 W 2200 W, West Valley City, UT.  The following terms are hereby incorporated as part of the REPC:

1) Buyer shall have full possession and occupancy upon recording.  The Seller to be responsible for terminating the lease agreement and/or relocating tenant prior to possession.

BUYER AND SELLER AGREE THAT THE CONTRACT DEADLINES REFERENCED IN SECTION 24 OF THE REPC (CHECK APPLICABLE BOX): [X] REMAIN UNCHANGED [ ] ARE CHANGED AS FOLLOWS:

To the extent the terms of this ADDENDUM modify or conflict with any provisions of the REPC, including all prior addenda and counteroffers, these terms shall control.  All other terms of the REPC, including all prior addenda and counteroffers, not modified by this ADDENDUM shall remain the same.  [X] Seller [  ] Buyer shall have until 6 : 00 [  ] AM [X] PM Mountain Time on May 05, 2015 (Date), to accept the terms of this ADDENDUM in accordance with the provisions of Section 23 of  the REPC.  Unless so accepted, the offer as set forth in this ADDENDUM shall lapse.

/s/ Jae Ho Lee	5/4/2015	1:26pm
[ ] Buyer [ ] Seller Signature	(Date)	(Time)	[ ] Buyer	[ ] Seller Signature	(Date)	(Time)

ACCEPTANCE/COUNTEROFFER/REJECTION

CHECK ONE:

[  ] ACCEPTANCE:  [  ] Seller [  ] Buyer hereby accepts the terms of this ADDENDUM.

[X] COUNTEROFFER: [X] Seller [  ] Buyer presents as a counteroffer the terms of attached ADDENDUM NO. 2 (Two)

/s/William S. Barth	5-5-15	3:42pm
(Signature)	(Date)	(Time)	(Signature)	(Date)	(Time)

[  ] REJECTION: [ ] Seller [ ] Buyer rejects the foregoing ADDENDUM.

(Signature)	(Date)	(Time)	(Signature)	(Date)	(Time)

THIS FORM APPROVED BY THE UTAH REAL ESTATE COMMISSION AND THE OFFICE OF THE UTAH ATTORNEY GENERAL, EFFECTIVE AUGUST 5, 2003.  IT REPLACES AND SUPERSEDES ALL PREVIOUSLY APPROVED VERSIONS OF THIS FORM.
Page 1 of 1	Buyer’s Initials __JAE__	Seller’s Initials ___WSM_	Addendum No. 1 REPC

THIS IS AN [  ] ADDENDUM [X] COUNTEROFFER to that REAL ESTATE PURCHASE CONTRACT (the “REPC”) with an Offer Reference Date of 1st day of May, 2015 including all prior addenda and counteroffers, between World Mission Society Church of God as Buyer, and BSD Medical Corporation as Seller, regarding the Property located at 2188 W 220 S, West Valley UT 84119.  The following terms are hereby incorporated as part of the REPC:

- Purchase price to be $1,097,000

- Seller and current tenant may lease back building at a rate of $12,000 per month full service after closing

- Possession to occur after Seller and Tenant have relocated to new offices

- Proof of funds for Buyer’s down payment to be furnished within 21 days of acceptance

- Proof of loan commitment to be furnished within 45 days of acceptance

- Per section 8 of purchase contract, Buyer’s obligation to purchase is not conditioned upon the Property  appraising for not less than the Purchase Price, recent appraisal will be furnished to Buyer

- Per section 5 of purchase contract, Seller’s Agent is Dave Curtis

BUYER AND SELLER AGREE THAT THE CONTRACT DEADLINES REFERENCED IN SECTION 24 OF THE REPC (CHECK APPLICABLE BOX):  [X] REMAIN UNCHANGED [  ] ARE CHANGED AS FOLLOWS:

To the extent the terms of this ADDENDUM modify or conflict with any provisions of the REPC, including all prior addenda and counteroffers, these terms shall control.  All other terms of the REPC, including all prior addenda and counteroffers, not modified by this ADDENDUM shall remain the same.  [  ] Seller [X] Buyer shall have until 5 : 00 [  ] AM [X] PM Mountain Time on May 06, 2015 (Date), to accept the terms of this ADDENDUM in accordance with the provisions of Section 23 of the REPC.  Unless so accepted, the offer as set forth in this ADDENDUM shall lapse.

/s/William S. Barth	5/5/15	3:43 pm
[ ] Buyer [X] Seller Signature	(Date)	(Time)	[ ] Buyer	[ ] Seller Signature	(Date)	(Time)

ACCEPTANCEICOUNTEROFFER/REJECTION

CHECK ONE:

[  ] ACCEPTANCE:  [  ] Seller [  ] Buyer hereby accepts the terms of this ADDENDUM.

[  ] COUNTEROFFER:  [  ] Seller [  ] Buyer presents as a counteroffer the terms of attached ADDENDUM NO. ___

(Signature)	(Date)	(Time)	(Signature)	(Date)	(Time)

[  ] REJECTION:  [  ] Seller [  ] Buyer rejects the foregoing ADDENDUM.

(Signature)	(Date)	(Time)	(Signature)	(Date)	(Time)

THIS FORM APPROVED BY THE UTAH REAL ESTATE COMMISSION AND THE OFFICE OF THE UTAH ATTORNEY GENERAL, EFFECTIVE AUGUST 5, 2003.  IT REPLACES AND SUPERSEDES ALL PREVIOUSLY APPROVED VERSIONS OF THIS FORM.

Page 1 of 1	Buyer’s Initials __JAE__	Seller’s Initials ___WSB_	Addendum No. 2 REPC

THIS IS AN [  ] ADDENDUM [X] COUNTEROFFER to that REAL ESTATE PURCHASE CONTRACT (the “REPC”) with an Offer Reference Date of 1st day of May, 2015 including all prior addenda and counteroffers, between World Mission Society Church of God as Buyer, and BSD Medical Corporation as Seller, regarding the Property located at 2188 W 220 S, West Valley UT 84119.  The following terms are hereby incorporated as part of the REPC:

- Purchase price to be $1,097,000

- Seller and current tenant may lease back building at a rate of $12,000 per month full service after closing

- Possession to occur after Seller and Tenant have relocated to new offices

- Proof of funds for Buyer’s down payment to be furnished within 21 days of acceptance

- Proof of loan commitment to be furnished within 45 days of acceptance

- Per section 8 of purchase contract, Buyer’s obligation to purchase is not conditioned upon the Property  appraising for not less than the Purchase Price, recent appraisal will be furnished to Buyer

- Per section 5 of purchase contract, Seller’s Agent is Dave Curtis

BUYER AND SELLER AGREE THAT THE CONTRACT DEADLINES REFERENCED IN SECTION 24 OF THE REPC (CHECK APPLICABLE BOX):  [X] REMAIN UNCHANGED [  ] ARE CHANGED AS FOLLOWS:

To the extent the terms of this ADDENDUM modify or conflict with any provisions of the REPC, including all prior addenda and counteroffers, these terms shall control.  All other terms of the REPC, including all prior addenda and counteroffers, not modified by this ADDENDUM shall remain the same.  [  ] Seller [X] Buyer shall have until 5 : 00 [  ] AM [X] PM Mountain Time on May 06, 2015 (Date), to accept the terms of this ADDENDUM in accordance with the provisions of Section 23 of the REPC.  Unless so accepted, the offer as set forth in this ADDENDUM shall lapse.

/s/William S. Barth	5/5/15	3:43 pm
[ ] Buyer [X] Seller Signature	(Date)	(Time)	[ ] Buyer	[ ] Seller Signature	(Date)	(Time)

ACCEPTANCEICOUNTEROFFER/REJECTION

CHECK ONE:

[  ] ACCEPTANCE:  [  ] Seller [  ] Buyer hereby accepts the terms of this ADDENDUM.

[X] COUNTEROFFER:  [  ] Seller [X] Buyer presents as a counteroffer the terms of attached ADDENDUM NO. 3

/s/ Jae Ho Lee	5/14/2015	5:10PM
(Signature)	(Date)	(Time)	(Signature)	(Date)	(Time)

[  ] REJECTION:  [  ] Seller [  ] Buyer rejects the foregoing ADDENDUM.

(Signature)	(Date)	(Time)	(Signature)	(Date)	(Time)

THIS FORM APPROVED BY THE UTAH REAL ESTATE COMMISSION AND THE OFFICE OF THE UTAH ATTORNEY GENERAL, EFFECTIVE AUGUST 5, 2003.  IT REPLACES AND SUPERSEDES ALL PREVIOUSLY APPROVED VERSIONS OF THIS FORM.

Page 1 of 1	Buyer’s Initials __JAE__	Seller’s Initials ___WSB_	Addendum No. 2 REPC

THIS IS AN [X] ADDENDUM [  ] COUNTEROFFER to that REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Reference Date of 1st day of May, 2015 including all prior addenda and counteroffers, between World Mission Society Church of God as Buyer, and BSD Medical Corp as Seller, regarding the Property located at 2188 W 2200 W, West Valley City, UT.  The following terms are hereby incorporated as part of the REPC:

1) Purchase Price to be $1,061,000

2) The Seller shall Lease back the building FREE of base rent for a period of time not to exceed 90 days  after closing. The Seller shall be responsible for all aspects of the building (with the exception of Property  Taxes) including payment of insurance, utilities, maintenance of all HVAC, plumbing, electrical systems as  well as exterior maintenance and landscaping during the Lease back period.

3) Upon closing, the Buyer and Seller shall enter into a lease agreement outlining the terms of the Lease back.  Upon vacating the building, the Seller shall deliver the space in the same general condition as of the date of the Final Pre-Closing Inspection.  Seller will be responsible for any damages that occur as a result of vacating.

4) Buyer's obligation to purchase the property, in addition to the items listed in section 8 of the REPC, is conditioned upon obtaining written approval from West Valley City to use the property as a Church Facility.

5) The Seller shall modify the restrooms on the main floor to be ADA compliant install a hi/lo ADA compliant water fountain, install exit lights, panic bars emergency egress lighting and stripe the parking lot prior to the expiration of the due diligence.  Buyer will provide the specifications for the work to be completed.  Buyer to reimburse Seller 50% of the cost for the improvements at closing not to exceed $5,000.00.

6) Per section 8(e) of the REPC, Buyers obligation to purchase the property shall be conditioned upon the  property appraising for not less than the Purchase Price.

7) Buyer's response time to be extended to May 14th, 2015.

BUYER AND SELLER AGREE THAT THE CONTRACT DEADLINES REFERENCED IN SECTION 24 OF THE REPC (CHECK APPLICABLE BOX): [X] REMAIN UNCHANGED [ ] ARE CHANGED AS FOLLOWS:

To the extent the terms of this ADDENDUM modify or conflict with any provisions of the REPC, including all prior addenda and counteroffers, these terms shall control.  All other terms of the REPC, including all prior addenda and counteroffers, not modified by this ADDENDUM shall remain the same.  [X] Seller [  ] Buyer shall have until 6 : 00 [  ] AM [X] PM Mountain Time on May 15, 2015 (Date), to accept the terms of this ADDENDUM in accordance with the provisions of Section 23 of the REPC.  Unless so accepted, the offer as set forth in this ADDENDUM shall lapse.

/s/ Jae Ho Lee	5/14/2015	5:20PM
[X] Buyer [ ] Seller Signature	(Date)	(Time)	[ ] Buyer	[ ] Seller Signature	(Date)	(Time)

ACCEPTANCE/COUNTEROFFER/REJECTION

CHECK ONE:

[X] ACCEPTANCE:  [X] Seller [  ] Buyer hereby accepts the terms of this ADDENDUM.

[  ] COUNTER OFFER:  [  ] Seller [  ] Buyer presents as a counteroffer the terms of attached ADDENDUM NO. ___

/s/William S. Barth	5/15/15	12:40pm
(Signature)	(Date)	(Time)	(Signature)	(Date)	(Time)

[  ] REJECTION:  [  ] Seller [  ] Buyer rejects the foregoing ADDENDUM.

(Signature)	(Date)	(Time)	(Signature)	(Date)	(Time)

THIS FORM APPROVED BY THE UTAH REAL ESTATE COMMISSION AND THE OFFICE OF THE UTAH ATTORNEY GENERAL, EFFECTIVE AUGUST 5, 2003.  IT REPLACES AND SUPERSEDES ALL PREVIOUSLY APPROVED VERSIONS OF THIS FORM.
Page 1 of 2	Buyer’s Initials __JAE__	Seller’s Initials __WSB__	Addendum No. 3 REPC

THIS IS AN [X] ADDENDUM [  ] COUNTEROFFER to that REAL ESTATE PURCHASE CONTRACT (the “REPC”) with an Offer Reference Date of 1st day of May, 2015 including all prior addenda and counteroffers, between World Mission Society Church of God as Buyer, and BSD Medical Corp as Seller, regarding the Property located at 2188 W 2200 W, West Valley City, UT.  The following terms are hereby incorporated as part of the REPC:

1) Seller shall place in escrow $15,000.00 at closing for Buyer to use, at Buyer’s sole discretion, for improving the property and its systems.

2) The Owner of the property is Perseon Corporation; formally known as BSD Medical Corporation.

BUYER AND SELLER AGREE THAT THE CONTRACT DEADLINES REFERENCED IN SECTION 24 OF THE REPC (CHECK APPLICABLE BOX):  [X] REMAIN UNCHANGED [  ] ARE CHANGED AS FOLLOWS:

To the extent the terms of this ADDENDUM modify or conflict with any provisions of the REPC, including all prior addenda and counteroffers, these terms shall control.  All other terms of the REPC, including all prior addenda and counteroffers, not modified by this ADDENDUM shall remain the same.  [X] Seller [  ] Buyer shall have until 6 : 00 [  ] AM [X] PM Mountain Time on June 29, 2015 (Date), to accept the terms of this ADDENDUM in accordance with the provisions of Section 23 of the REPC.  Unless so accepted, the offer as set forth in this ADDENDUM shall lapse.

/s/ Jae Ho Lee	6/25/2015	9:20AM
[X] Buyer [ ] Seller Signature	(Date)	(Time)	[ ] Buyer	[ ] Seller Signature	(Date)	(Time)

ACCEPTANCE/COUNTEROFFER/REJECTION

CHECK ONE:

[X] ACCEPTANCE:  [X] Seller [  ] Buyer hereby accepts the terms of this ADDENDUM.

[  ] COUNTEROFFER:  [  ] Seller [  ] Buyer presents as a counteroffer the terms of attached ADDENDUM NO. ___

/s/William S. Barth	6/29/15	4:30PM
(Signature)	(Date)	(Time)	(Signature)	(Date)	(Time)

[  ] REJECTION:  [  ] Seller [  ] Buyer rejects the foregoing ADDENDUM.

(Signature)	(Date)	(Time)	(Signature)	(Date)	(Time)

THIS FORM APPROVED BY THE UTAH REAL ESTATE COMMISSION AND THE OFFICE OF THE UTAH ATTORNEY GENERAL, EFFECTIVE AUGUST 5, 2003.  IT REPLACES AND SUPERSEDES ALL PREVIOUSLY APPROVED VERSIONS OF THIS FORM.

Page 1	Buyer’s Initials __JAE	Seller’s Initials __WSB_	Addendum No. 4 REPC

THIS IS AN [X] ADDENDUM [  ] COUNTEROFFER to that REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Reference Date of 1st day of May, 2015 including all prior addenda and counteroffers, between World Mission Society Church of God as Buyer, and Perseon Corporation as Seller, regarding the Property located at 2188 W 2200 W. West Valley City, UT.  The following terms are hereby incorporated as part of the REPC:

1) Due Diligence to be July 31st, 2015.

2) Settlement to be August 5th, 2015.

3) The Buyer shall have possession and the Seller Lease-back period to expire on or before October 23rd, 2015.

BUYER AND SELLER AGREE THAT THE CONTRACT DEADLINES REFERENCED IN SECTION 24 OF THE REPC (CHECK APPLICABLE BOX): [X] REMAIN UNCHANGED [  ] ARE CHANGED AS FOLLOWS:  See above

To the extent the terms of this ADDENDUM modify or conflict with any provisions of the REPC, including all prior addenda and counteroffers, these terms shall control.  All other terms of the REPC, including all prior addenda and counteroffers, not modified by this ADDENDUM shall remain the same.  [X] Seller [  ] Buyer shall have until 6 : 00 [  ] AM [X] PM Mountain Time on July 08, 2015 (Date), to accept the terms of this ADDENDUM in accordance with the provisions of Section 23 of the REPC.  Unless so accepted, the offer as set forth in this ADDENDUM shall lapse.

/s/ Jae Ho Lee	7/07/2015	02:10PM
[X] Buyer [ ] Seller Signature	(Date)	(Time)	[ ] Buyer	[ ] Seller Signature	(Date)	(Time)

ACCEPTANCE/COUNTEROFFER/REJECTION

CHECK ONE:

[X] ACCEPTANCE:  [X] Seller [  ] Buyer hereby accepts the terms of this ADDENDUM.

[  ] COUNTEROFFER:  [  ] Seller [  ] Buyer presents as a counteroffer the terms of attached ADDENDUM NO. ___

/s/William S. Barth	12:17pm	7/9/15
(Signature)	(Date)	(Time)	(Signature)	(Date)	(Time)

[  ] REJECTION: [  ] Seller [  ] Buyer rejects the foregoing ADDENDUM.

(Signature)	(Date)	(Time)	(Signature)	(Date)	(Time)

THIS FORM APPROVED BY THE UTAH REAL ESTATE COMMISSION AND THE OFFICE OF THE UTAH ATTORNEY GENERAL, EFFECTIVE AUGUST 5, 2003.  IT REPLACES AND SUPERSEDES ALL PREVIOUSLY APPROVED VERSIONS OF THIS FORM.

Page	Buyer’s Initials __JAE__	Seller’s Initials __WSB__	Addendum No. 5 REPC